SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS California Tax-Free Income Fund
The following changes will be effective on or about December 1, 2019:
The following disclosure will replace the third paragraph contained under “Main investments” in the “PRINCIPAL INVESTMENT STRATEGY” section of the summary section and the “FUND DETAILS” section of the fund’s prospectuses.
Normally, at least 80% of the fund's municipal securities are rated in the four highest credit rating categories or, if unrated, determined by the fund’s investment advisor to be of similar quality. Up to 20% of the fund's municipal securities may be high yield bonds (commonly referred to as junk bonds), which are those rated below the fourth highest rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields but have higher volatility and higher risk of default on payments.

Please Retain This Supplement for Future Reference
November 22, 2019
PROSTKR-109